SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : December 28, 1998


                       MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                       333-39127                  13-3416059
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation or organization)                         Identification No.)


                                250 Vesey Street
                       World Financial Center North Tower
                               New York, NY 10281
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                     This report consists of 7 consecutively numbered pages.

Item 5.   Other Events.

     This report and the  attached  exhibit is being filed with  respect to the Registrant's Golden National Mortgage Loan Asset Backed Certificates, Series 1998-GN3 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Pooling and Servicing Agreement,dated as of October 1, 1998, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Golden National Mortgage Banking Corp., as Initial Master Servicer, Litton Loan Servicing LP,
     as Subsequent Master Servicer, and The  Chase  Manhattan  Bank,  as
     trustee.   On December 28, 1998 distributions were  made  to  the
     Certificateholders.

     Specific  information  with  respect to the  distributions  is filed as
     Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 28, 1998 is filed as Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK,
                                    not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date:  January 4, 1999         By:   /s/Thomas J. Provenzano
                                     Thomas J. Provenzano
                                     Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits                      Page

        99.1             Monthly Certificateholder Statement on
                         December 28, 1998                                5

                                  Exhibit 99.1

             Monthly Certificateholder Statement on December 28, 1998



                                          GOLDEN NATIONAL MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1998-GN3
                                                  STATEMENT TO CERTIFICATEHOLDERS


DIST DATE:           28-DEC-98                                                                                           PAGE # 1
RECORD DATE:         30-NOV-98

-----------------------------------------------------------------------------------------------------------------------------------
                 Original       Beginning                                                                             Ending
                 Certificate    Certificate     Principal      Interest       Total              Realized Loss        Certificate
Class  Cusip #   Balance        Balance         Distribution   Distribution   Distribution    Principal  Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A    589929SE9   85,288,000.00  85,015,867.69    240,617.59    472,900.76       713,518.35       0.00     0.00        84,775,250.10
M-1  589929SF6    5,891,000.00   5,891,000.00          0.00     36,966.03        36,966.03       0.00     0.00         5,891,000.00
M-2  589929SG4    5,634,000.00   5,634,000.00          0.00     36,855.75        36,855.75       0.00     0.00         5,634,000.00
B    589929SH2    5,634,727.00   5,634,727.00          0.00     36,860.51        36,860.51       0.00     0.00         5,634,727.00
R-I     N/A              N/A            N/A              N/A         0.00            0.00        0.00     0.00               N/A
R-II    N/A              N/A            N/A              N/A         0.00            0.00        0.00     0.00               N/A
R-III   N/A              N/A            N/A              N/A         0.00            0.00        0.00     0.00               N/A
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL           102,447,727.00 102,175,594.69    240,617.59    583,583.04       824,200.63       0.00     0.00       101,934,977.10
-----------------------------------------------------------------------------------------------------------------------------------

                 Original       Beginning                                         Ending
                 Notional       Notional        Interest         Total            Notional
Class  Cusip #   Amount         Amount          Distribution     Distribution     Balance
-----------------------------------------------------------------------------------------------------------------------------------
  C      N/A    2,358,132.00   2,358,132.00         0.00               0.00           2,541,063.68
-----------------------------------------------------------------------------------------------------------------------------------


Factor Information Per $1,000                                 Pass Through Rate

------------------------------------------------------------------------------
           Principal      Interest       End Prin       Current
 Class    Distribution   Distribution     Balance      Pass Through Rate
------------------------------------------------------------------------------
  A        2.82123616     5.54475148      993.98801824      6.67500000%
 M-1       0.00000000     6.27500000     1000.00000000      7.53000000%
 M-2       0.00000000     6.54166667     1000.00000000      7.85000000%
  B        0.00000000     6.54166667     1000.00000000      7.85000000%
-------------------------------------------------------------------------


If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                MARK MCDERMOTT
                        THE CHASE MANHATTAN BANK - ASPG
                        450 WEST 33RD STREET, 15TH FLOOR
                            NEW YORK, NEW YORK 10001
                                 (212) 946-7016
                     ---------------------------------------


                            LITTON LOAN SERVICING LP
                                MASTER SERVICER


(C) COPYRIGHT 1996, THE CHASE MANHATTAN BANK

                                      -6-

                                          GOLDEN NATIONAL MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                                           SERIES 1998-GN3
                                                  STATEMENT TO CERTIFICATEHOLDERS
DIST DATE:           28-DEC-98                                                                                           PAGE # 2
RECORD DATE:         30-NOV-98

SECTION 4.02 (iii)   DISTRIBUTION SHORTFALL           -------------------------------------
                                                        CLASS        SHORTFALL AMOUNT
                                                      -------------------------------------
                                                          A                      0.00
                                                         M-1                     0.00
                                                         M-2                     0.00
                                                          B                      0.00
                                                      -------------------------------------

SECTION 4.02 (iv)    ENDING NUMBER OF ALL LOANS                                          652
                     ENDING AGGREGATE PRINCIPAL BALANCE                                  104,476,040.78

SECTION 4.02 (vi)    NUMBER AND AGGREGATE PRINCIPAL BALANCES OF DELINQUENT MORTGAGE LOANS:
                     ---------------------------------------------------
                       CATEGORY       COUNT         AGG. PRIN. BAL.
                     ---------------------------------------------------
                       1 MONTH            24           3,602,790.63
                       2 MONTHS           1              157,795.00
                      3+ MONTHS           0                    0.00
                     FORECLOSURE          0                    0.00
                    ---------------------------------------------------

                     THREE-MONTH ROLLING DELINQUENCY AVERAGE                               52,598.33
                     SIXTY-DAY DELINQUENCY AMOUNT                                          157,795.00

                     ---------------------------------------------------
SECTION 4.02 (vii)     CATEGORY       COUNT         AGG. PRIN. BAL.
                     ---------------------------------------------------
                          REO           0                      0.00
                     ---------------------------------------------------

SECTION 4.02 (viii)  AGGREGATE ACCRUED CERTIFICATE INTEREST REMAINING UNPAID                      0.00
                                   -------------------------------------
                                      CLASS     ACCRUED UNPAID INTEREST
                                   -------------------------------------
                                        A                      0.00
                                       M-1                     0.00
                                       M-2                     0.00
                                        B                      0.00
                                   -------------------------------------

SECTION 4.02 (ix)    REQUIRED OVERCOLLATERALIZATION AMOUNT                                3,668,205.00
                     OVERCOLLATERALIZATION AMOUNT                                         2,541,063.68

SECTION 4.02 (x)     CURRENT AGGREGATE REALIZED LOSSES (#)                                        0.00
                     CUMULATIVE AGGREGATE REALIZED LOSSES (#)                                     0.00
                     CUMULATIVE AGGREGATE REALIZED LOSSES (%)                                     0.00%

SECTION 4.02 (xi)    AGGREGATE AMOUNT OF ANY RECOVERIES ON PREVIOUSLY                              -
                     FORECLOSED LOANS DUE TO A BREACH OF REPRESENTATION
                     OR WARRANTY

SECTION 4.02 (xii)   WEIGHTED AVERAGE REMAINING TERM                                             N/A

SECTION 4.02 (xiii)  WEIGHTED AVERAGE NET MORTGAGE RATE                                       8.227800%

SECTION 4.02 (xv)    MASTER SERVICER FEE                                                      20,961.76

SECTION 4.02 (xvi)   INTEREST REMITTANCE AMOUNT                                             728,772.99

SECTION 4.02 (xvii)  PRINCIPAL REMITTANCE AMOUNT                                            95,427.64
                         SCHEDULED PRINICPAL REMITTANCE AMOUNT                                    0.00
                         UNSCHEDULED PRINCIPAL REMITTANCE AMOUNT                                  0.00

SECTION 4.02 (xviii) HAS SERVICING TERMINATION TRIGGER?                                          NO

SECTION 4.02 (xix)   AGGREGATE MONTHLY ADVANCES                                             30,211.76

SECTION 4.02 (xx)    REPURCHASED MORTGAGE LOANS                                                   0.00
                                   -------------------------------------
                                      COUNT         AGG. PRIN. BAL.
                                   -------------------------------------
                                        0                          0.00
                                   -------------------------------------

                            LITTON LOAN SERVICING LP
                                 MASTER SERVICER                      C) COPYRIGHT 1996, THE CHASE MANHATTAN BANK

                                    -7-

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